UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

BRC Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Great American Holdings, LLC Transaction

On November 3, 2026, BRF Finance Co., LLC (“Seller”) and BR Financial Holdings, LLC (“BR Holdings” and together with Seller, the “Seller Parties”) entered into a Membership Interest Purchase Agreement, dated November 3, 2026 (the “Purchase Agreement”), by and among Seller, BR Holdings, OCM SSF III Great American PT, L.P., Opps XII Great American Holdings, LLC, VOF Great American Holdings, L.P., Opps XII Broker D Holdings, L.P., OPIF Broker Holdings, L.P., Oaktree-Copley Investments, LLC, RPVOF Broker CTB, LLC and OCM SSF III Broker Debt Holdings, L.P. (together, the “Purchaser Parties”), each an affiliate of Oaktree Capital Management, L.P. (“Oaktree”), to sell Seller’s remaining membership interests in Great American Holdings, LLC (“Great American”) to certain of the Purchaser Parties (the “GA Transaction”). The closing (the “Closing”) of the transactions contemplated by the Purchase Agreement occurred on November 3, 2026. BRC Group Holdings, Inc. (the “Company” or “Ultimate Parent”), through its subsidiaries (including Seller), has jointly owned Great American, which combined its legacy appraisal, valuation and asset-disposition businesses, with affiliates of Oaktree since 2024.

In exchange for Seller’s remaining equity interest in Great American, Seller received total cash consideration of $62,250,000, approximately $51.7 million of which was used to repay a portion of BR Holdings’ outstanding term-loan indebtedness owed to the lenders affiliated with Oaktree pursuant to the Credit Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025, as amended by Amendment No. 2 to Credit Agreement, dated as of July 8, 2025, as amended by Amendment No. 3 to Credit Agreement, dated as of October 8, 2025, as amended by Amendment No. 4 to Credit Agreement, dated as of January 14, 2026, as amended by Amendment No. 5 to Credit Agreement, dated as of August 7, 2026, as amended by Amendment No. 6 to Credit Agreement, Consent and Waiver, dated as of September 28, 2026, as amended by Amendment No. 7 to Credit Agreement and Amendment No. 2 to Guarantee and Collateral Agreement, dated as of November 3, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Ultimate Parent, BR Holdings, each of the other loan parties party thereto, each of the lenders party thereto and Oaktree Fund Administration, LLC, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Amendment No. 7 to Oaktree Credit Agreement

In connection with the Closing, Ultimate Parent, BR Holdings, each of the other loan parties party thereto, each of the lenders party thereto, the Administrative Agent and the Collateral Agent, entered into Amendment No. 7 to Credit Agreement and Amendment No. 2 to Guarantee and Collateral Agreement, dated as of November 3, 2026 (collectively, “Amendment No. 7”). Pursuant to Amendment No. 7, Opps XII Broker D Holdings, L.P. agreed to provide BR Holdings an incremental term loan in an aggregate principal amount of $26,500,000 (the “Amendment No. 7 Term Loan”). The Amendment No. 7 Term Loan bears interest at the same rate as the existing initial term loans under the Credit Agreement and matures on February 26, 2028, subject to earlier maturity in certain circumstances. A closing fee of 2.0% of the principal amount of the Amendment No. 7 Term Loan was paid by BR Holdings at the Closing as an original issue discount.

In connection with the Amendment No. 7 Term Loan, a transaction fee equal to $3,281,250 (“Transaction Fee”) was paid-in-kind by BR Holdings by capitalizing and adding such Transaction Fee to the aggregate outstanding principal balance of Initial Term Loans on the Closing. In exchange, any future prepayment premium was reduced to $0.

Following the Closing, the aggregate outstanding principal amount of term loans under the Credit Agreement is approximately $43.7 million.

The foregoing summary of Amendment No. 7 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 7, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.01.

The GA Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma information required by Item 9.01 of Form 8-K will be filed as an amendment to this Form 8-K no later than November 9, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment No. 7 to Oaktree Credit Agreement” is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2026 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2026 and for the year ended December 31, 2025, will be filed by amendment to this Form 8-K no later than November 9, 2026.

(d) Exhibits.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated as of November 3, 2026, by and among BRF Finance Co., LLC, BR Financial Holdings, LLC, OCM SSF III Great American PT, L.P., Opps XII Great American Holdings, LLC, VOF Great American Holdings, L.P., Opps XII Broker D Holdings, L.P., OPIF Broker Holdings, L.P., Oaktree-Copley Investments, LLC, RPVOF Broker CTB, LLC and OCM SSF III Broker Debt Holdings, L.P.
10.1*	Amendment No. 7 to Credit Agreement and Amendment No. 2 to Guarantee and Collateral Agreement, dated as of November 3, 2026, among BRC Group Holdings, Inc., BR Financial Holdings, LLC, each of the Loan Parties party thereto, each of the lenders party thereto and Oaktree Fund Administration, LLC, as administrative agent for the lenders and as collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to Exhibits 2.1 and 10.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

Cautionary Language Regarding Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including but not limited to, the occurrence of any event, change or other circumstances that affect the tax or accounting treatment of the GA Transaction. In addition to these factors, investors should review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026, June 30, 2026 and September 30, 2026, and other filings with the United States Securities and Exchange Commission, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

By	/s/ Scott Yessner
Name:	Scott Yessner
Title:	Executive Vice President and Chief Financial Officer

Date: November 5, 2026

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